UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 29, 2007

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 8.01 OTHER EVENTS.

On November 29, 2007, the Administrative Law Judge (the "ALJ") in the Wisconsin Pollution Discharge Elimination System ("WPDES") permit contested case proceeding determined that the two additional coal units that are part of the Oak Creek expansion are new facilities under Section 316(b) of the Clean Water Act. The ALJ did not vacate the WPDES permit or any other permit necessary to continue construction of the two additional coal units, pointing out that, based upon the present record, the water intake system currently under construction as part of the Oak Creek expansion may be permittable under the standards that apply to new facilities.

The ALJ remanded the WPDES permit to the Wisconsin Department of Natural Resources (the "WDNR") and directed the WDNR to reissue or modify the permit to reflect "best technology available" to comply with the standards applicable to new facilities under Wisconsin state law. As part of the decision, the ALJ restated his prior opinion that the water intake system currently under construction may not be operated until the Wisconsin Division of Hearings and Appeals hears any challenge to a reissued or modified permit.

We believe that there are alternatives under the United States Environmental Protection Agency's (the "EPA") rule for new facilities which would permit the use of the once-through cooling system rather than the use of cooling towers. Within the next several weeks, we intend to submit additional information to the WDNR supporting our request for approval of the once-through cooling system under this rule, and anticipate the WDNR will complete the WPDES permit modification process in the first half of 2008. At this time, we cannot predict with certainty what the WDNR's decision will be.

While the process for modifying the WPDES permit proceeds, we will continue construction of the additional coal units on the current schedule.

In January 2007, the Federal Court of Appeals for the Second Circuit issued a decision concerning the EPA's Section 316(b) Phase II rule for cooling water intake systems for existing facilities. The Second Circuit found certain portions of the Phase II rule impermissible and remanded several parts of it to the EPA for further consideration or potential additional rulemaking. In March 2007, the Dane County Circuit Court affirmed in part an earlier decision by the ALJ upholding the WDNR's issuance of the WPDES permit. The Court also remanded certain aspects of the decision for further consideration based on the January 2007 Second Circuit decision. In July 2007, the EPA formally suspended the Phase II rule in its entirety and directed states to use their "best professional judgment" in evaluating intake systems. We then requested the WDNR to modify the WPDES permit.

For additional information regarding the WPDES permit, please refer to "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - FACTORS AFFECTING RESULTS, LIQUIDITY AND CAPITAL RESOURCES - POWER THE FUTURE - Oak Creek Expansion - Legal and Regulatory Matters" in Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2006 of Wisconsin Energy Corporation and Wisconsin Electric Power Company and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - FACTORS AFFECTING RESULTS, LIQUIDITY AND CAPITAL RESOURCES - POWER THE FUTURE" in Item 2 of Wisconsin Energy's and Wisconsin Electric's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon management's current expectations and are subject to risks and uncertainties, including those matters described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in our Form 10-K for the year ended December 31, 2006 and other factors described in subsequent reports filed with the Securities and Exchange Commission, that could cause our actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these forward-looking statements. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "may," "objectives," "plans," "possible," "potential," "projects" or similar terms or variations of these terms. We expressly disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: November 29, 2007	Stephen P. Dickson - Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: November 29, 2007	Stephen P. Dickson - Vice President and Controller